Exhibit 10.12

ARRIS GROUP, INC.

OPT PLAN WAIVER

THIS OPT PLAN WAIVER (the “Waiver”), dated as of                      , is by and among ARRIS GROUP, INC., a Delaware corporation (the “Company”), ARRIS INTERNATIONAL LIMITED, a private limited company incorporated in England and Wales and wholly-owned subsidiary of the Company (“New Parent”), and the individual named on the signature page hereto (“Participant”).

WHEREAS, the Company sponsors the Arris Group, Inc. Opt Plan (the “Plan”) to grant options from time to time to participants of the Plan, and the Company has entered into a Trust Agreement under the Plan (the “Trust Agreement”) to which it may make contributions to pay its liabilities under the Plan;

WHEREAS, the Participant participates in the Plan;

WHEREAS, ARRIS, New Parent and Pace plc, a company incorporated in England and Wales with company number 01672847 and whose registered office is at Victoria Road, Saltaire, BD18 3LF, United Kingdom (“Pace”), have entered into a Co-Operation Agreement (the “Co-Operation Agreement”) dated as of April 22, 2015;

WHEREAS, New Parent will acquire the entire issued and to be issued share capital of Pace pursuant to a scheme of arrangement under Sections 895 to 899 of the Companies Act, as such scheme of arrangement may be revised, amended or extended from time to time (the “Pace Acquisition”);

WHEREAS, the Pace Acquisition is conditioned upon, among other things, an Agreement and Plan of Merger (the “Merger Agreement”) being duly adopted by the affirmative vote of the holders of a majority of the outstanding shares of the common stock, par value $0.01 per share, of the Company (the “Shares”) entitled to vote on such matter at a meeting of holders of such Shares duly called and held for such purpose in accordance with applicable laws and the certificate of incorporation and bylaws of the Company;

WHEREAS, immediately subsequent to the Pace Acquisition, Archie U.S. Merger LLC, a Delaware limited liability company and wholly-owned subsidiary of Archie U.S. Holdings LLC, a Delaware limited liability company and subsidiary of New Parent (“U.S. Holdco”), shall be merged with and into the Company (the “Merger”), with the Company continuing as the surviving entity, and the Company shall become a subsidiary of U.S. Holdco (which, prior to the Merger, shall have been converted into a Delaware corporation), on the terms and subject to the conditions set forth in the Merger Agreement (including that the Pace Acquisition is a condition to the Merger);

WHEREAS, Participant and the Company agree that the transactions contemplated by the Pace Acquisition and the Merger Agreement are not of the type intended to constitute a “change of control” under the Plan or the Trust Agreement or any other agreement to which Participant is a party or that is for the benefit of Participant relating to the Plan or Trust Agreement;

WHEREAS, Participant and the Company desire to clarify the terms of the Plan and Trust Agreement and such other agreements and for Participant to waive any rights that Participant otherwise may have under the Plan or Trust Agreement or such other agreement to which Participant is a party or that is for the benefit of Participant relating to the Plan or Trust Agreement to assert that the transactions contemplated by the Pace Acquisition and the Merger Agreement constitute a “change of control”; and

WHEREAS, the parties hereto also desire to substitute New Parent for the Company as the Sponsor of the Plan and party to the Trust Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1. Participant agrees that the transactions contemplated by the Pace Acquisition and the Merger Agreement were not intended to, and shall not, constitute a “change of control” under the Plan or the Trust Agreement or any other agreement to which Participant is a party or that is for the benefit of Participant relating to the Plan or the Trust Agreement, and Participant waives any rights Participant may have with respect to any “change of control” or similar provision in the Plan or Trust Agreement or any such other agreement in connection with the transactions contemplated by the Pace Acquisition and the Merger Agreement.

2. Following completion of the merger, Participant consents to the assignment of the Plan and Trust Agreement to, and the assumption of the Plan and Trust Agreement by, New Parent at such time in the future as the Company and New Parent may elect, and, effective as of such assignment and assumption, Participant releases the Company from any further obligations under the Plan and Trust Agreement.

3. Except as modified hereby, the Plan and Trust Agreement and any other agreements to which Participant is a party or that is for the benefit of Participant relating to the Plan or Trust Agreement shall remain in full force and effect.

4. The miscellaneous provisions contained in the Plan, including those governing the choice of law or the resolution of disputes, are incorporated herein as if set forth herein in their entirety.

[Signatures on next page]

IN WITNESS WHEREOF, the parties have executed this Waiver as of the date first above written.

“Company”

ARRIS GROUP, INC.

By:

Name:

Title:

“New Parent”

ARRIS INTERNATIONAL LIMITED

By:

Name:

Title:

“Participant”

By:

Name:

[SIGNATURE PAGE TO OPT PLAN WAIVER]

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